                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 21, 2005


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                              1290 Wall Street West
                               Lyndhurst, NJ 07071
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)




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Item 2.02.  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On April 21, 2005, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 9.01.  Financial Statements and Exhibits


c.       Exhibit
         99.1         Press release of Quest Diagnostics Incorporated dated
                      April 21, 2005 announcing, among other things, its results for the quarter ended March 31, 2005.




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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  April 21, 2005


                                                  QUEST DIAGNOSTICS INCORPORATED



                                                  By: /s/Robert A. Hagemann
                                                      --------------------------
                                                      Robert A. Hagemann
                                                      Senior Vice President and
                                                      Chief Financial Officer